EXHIBIT 99.1

For Immediate Release

First Hawaiian, Inc. Reports First Quarter 2023 Financial Results and Declares Dividend

HONOLULU, Hawaii April 28, 2023--(Globe Newswire)--First Hawaiian, Inc. (NASDAQ:FHB), (“First Hawaiian” or the “Company”) today reported financial results for its quarter ended March 31, 2023.

“Our first quarter results reflect the strength of our balance sheet, the value of our customer relationships and our commitment to the communities we serve,” said Bob Harrison, Chairman, President and CEO. “Our financial results were solid, we grew capital and our credit quality metrics remained excellent. We remain well positioned to serve our customers and the community.”

On April 26, 2023, the Company’s Board of Directors declared a quarterly cash dividend of $0.26 per share. The dividend will be payable on June 2, 2023, to stockholders of record at the close of business on May 22, 2023.

First Quarter 2023 Highlights:

●	Net income of $66.8 million, or $0.52 per diluted share
●	Total loans and leases increased $129.3 million versus prior quarter
●	Total deposits decreased $407.5 million versus prior quarter
●	Net interest margin decreased 4 basis points to 3.11%
●	Recorded a $8.8 million provision for credit losses
●	Board of Directors declared a quarterly dividend of $0.26 per share

Balance Sheet

Total assets were $24.9 billion as of March 31, 2023, compared to $24.6 billion as of December 31, 2022.

Gross loans and leases were $14.2 billion as of March 31, 2023, an increase of $129.3 million, or 0.9%, from $14.1 billion as of December 31, 2022.

Total deposits were $21.3 billion as of March 31, 2023, a decrease of $407.5 million, or 1.9%, from $21.7 billion as of December 31, 2022.

Net Interest Income

Net interest income for the first quarter of 2023 was $167.2 million, a decrease of $4.5 million, or 2.6%, compared to $171.8 million for the prior quarter.

The net interest margin was 3.11% in the first quarter of 2023, a decrease of 4 basis points compared to 3.15% in the prior quarter.

Provision Expense

During the quarter ended March 31, 2023, we recorded a $8.8 million provision for credit losses. In the quarter ended December 31, 2022, we recorded a $3.0 million provision for credit losses.

Noninterest Income

Noninterest income was $49.0 million in the first quarter of 2023, an increase of $0.9 million compared to noninterest income of $48.2 million in the prior quarter.

Noninterest Expense

Noninterest expense was $118.6 million in the first quarter of 2023, an increase of $4.6 million compared to noninterest expense of $113.9 million in the prior quarter.

The efficiency ratio was 54.5% and 51.5% for the quarters ended March 31, 2023 and December 31, 2022, respectively.

Taxes

The effective tax rate was 24.8% and 22.8% for the quarters ended March 31, 2023 and December 31, 2022, respectively.

Asset Quality

The allowance for credit losses was $147.1 million, or 1.03% of total loans and leases, as of March 31, 2023, compared to $143.9 million, or 1.02% of total loans and leases, as of December 31, 2022. The reserve for unfunded commitments was $36.2 million as of March 31, 2023, compared to $33.8 million as of December 31, 2022. Net charge-offs were $3.2 million, or 0.09% of average loans and leases on an annualized basis for the quarter ended March 31, 2023, compared to net charge-offs of $3.5 million, or 0.10% of average loans and leases on an annualized basis, for the quarter ended December 31, 2022. Total non-performing assets were $13.8 million, or 0.10% of total loans and leases and other real estate owned, on March 31, 2023, compared to total non-performing assets of $12.0 million, or 0.09% of total loans and leases and other real estate owned, on December 31, 2022.

Capital

Total stockholders’ equity was $2.3 billion on March 31, 2023 and December 31, 2022.

The tier 1 leverage, common equity tier 1 and total capital ratios were 8.26%, 11.97% and 13.09%, respectively, on March 31, 2023, compared with 8.11%, 11.82% and 12.92%, respectively, on December 31, 2022.

The Company did not repurchase any shares in the first quarter.

First Hawaiian, Inc.

First Hawaiian, Inc. (NASDAQ:FHB) is a bank holding company headquartered in Honolulu, Hawaii. Its principal subsidiary, First Hawaiian Bank, founded in 1858 under the name Bishop & Company, is Hawaii’s oldest and largest financial institution with branch locations throughout Hawaii, Guam and Saipan. The company offers a comprehensive suite of banking services to consumer and commercial customers including deposit products, loans, wealth management, insurance, trust, retirement planning, credit card and merchant processing services. Customers may also access their accounts through ATMs, online and mobile banking channels. For more information about First Hawaiian, Inc., visit the Company’s website, www.fhb.com.

Conference Call Information

First Hawaiian will host a conference call to discuss the Company’s results today at 1:00 p.m. Eastern Time, 7:00 a.m. Hawaii Time.

To access the call by phone, please register via the following link:

https://register.vevent.com/register/BI2a46e3679b7649d98326df98e6359e6f, and you will be provided with dial in details. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time.

A live webcast of the conference call, including a slide presentation, will be available at the following link: www.fhb.com/earnings.  The archive of the webcast will be available at the same location.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized” and “outlook”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Further, statements about the potential effects of the COVID-19 pandemic on our businesses and financial results and conditions may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there can be no assurance that actual results will not prove to be materially different from the results expressed or implied by the forward-looking statements. A number of important factors could cause actual results or performance to differ materially from the forward-looking statements, including (without limitation) the risks and uncertainties associated with the ongoing impacts of COVID-19, the domestic and global economic environment and capital market conditions and other risk factors. For a discussion of some of these risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2022.

Use of Non-GAAP Financial Measures

Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and capital adequacy as reported under GAAP and all other relevant information when assessing our performance and capital adequacy.

Table 12 at the end of this document provides a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures.

Investor Relations Contact:	Media Contact:
Kevin Haseyama, CFA	Lindsay Chambers
(808) 525-6268	(808) 525-6254
khaseyama@fhb.com	lchambers@fhb.com

Financial Highlights	Table 1
	For the Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share data)	2023	2022	2022
Operating Results:
Net interest income	$167,247	$171,794	$133,872
Provision for credit losses	8,800	2,956	(5,747)
Noninterest income	49,023	48,151	41,380
Noninterest expense	118,567	113,922	104,042
Net income	66,818	79,588	57,719
Basic earnings per share	0.52	0.62	0.45
Diluted earnings per share	0.52	0.62	0.45
Dividends declared per share	0.26	0.26	0.26
Dividend payout ratio	50.00%	41.94%	57.78%
Performance Ratios(1):
Net interest margin	3.11%	3.15%	2.42%
Efficiency ratio	54.46%	51.47%	59.04%
Return on average total assets	1.10%	1.28%	0.93%
Return on average tangible assets (non-GAAP)(2)	1.15%	1.34%	0.97%
Return on average total stockholders' equity	11.78%	14.27%	9.19%
Return on average tangible stockholders' equity (non-GAAP)(2)	20.78%	25.93%	15.08%
Average Balances:
Average loans and leases	$14,079,337	$13,876,136	$12,819,612
Average earning assets	21,873,259	21,856,135	22,463,209
Average assets	24,548,124	24,575,648	25,080,453
Average deposits	21,468,624	21,725,177	21,960,819
Average stockholders' equity	2,299,422	2,213,030	2,547,865
Market Value Per Share:
Closing	20.63	26.04	27.89
High	28.28	27.16	31.16
Low	19.68	24.06	26.93

	As of	As of	As of
	March 31,	December 31,	March 31,
(dollars in thousands, except per share data)	2023	2022	2022
Balance Sheet Data:
Loans and leases	$14,221,272	$14,092,012	$12,891,743
Total assets	24,884,207	24,577,223	25,042,720
Total deposits	21,281,500	21,689,029	22,270,430
Short-term borrowings	250,000	75,000	—
Long-term borrowings	500,000	—	—
Total stockholders' equity	2,329,012	2,269,005	2,285,149

Per Share of Common Stock:
Book value	$18.26	$17.82	$17.90
Tangible book value (non-GAAP)(2)	10.45	10.00	10.10

Asset Quality Ratios:
Non-accrual loans and leases / total loans and leases	0.10%	0.08%	0.07%
Allowance for credit losses for loans and leases / total loans and leases	1.03%	1.02%	1.17%

Capital Ratios:
Common Equity Tier 1 Capital Ratio	11.97%	11.82%	12.27%
Tier 1 Capital Ratio	11.97%	11.82%	12.27%
Total Capital Ratio	13.09%	12.92%	13.48%
Tier 1 Leverage Ratio	8.26%	8.11%	7.50%
Total stockholders' equity to total assets	9.36%	9.23%	9.13%
Tangible stockholders' equity to tangible assets (non-GAAP)(2)	5.58%	5.40%	5.36%

Non-Financial Data:
Number of branches	51	51	51
Number of ATMs	296	294	298
Number of Full-Time Equivalent Employees	2,100	2,063	2,022

(1)	Except for the efficiency ratio, amounts are annualized for the three months ended March 31, 2023, December 31, 2022 and March 31, 2022.
(2)	Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our tangible book value per share as the ratio of tangible stockholders’ equity to outstanding shares. Tangible stockholders’ equity is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our total stockholders’ equity. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. For a reconciliation to the most directly comparable GAAP financial measure, see Table 12, GAAP to Non-GAAP Reconciliation.

Consolidated Statements of Income	Table 2
	For the Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2023	2022	2022
Interest income
Loans and lease financing	$172,339	$159,526	$103,732
Available-for-sale investment securities	18,688	18,714	32,107
Held-to-maturity investment securities	18,957	19,137	—
Other	3,561	3,088	782
Total interest income	213,545	200,465	136,621
Interest expense
Deposits	43,284	28,202	2,749
Short-term and long-term borrowings	2,563	469	—
Other	451	—	—
Total interest expense	46,298	28,671	2,749
Net interest income	167,247	171,794	133,872
Provision for credit losses	8,800	2,956	(5,747)
Net interest income after provision for credit losses	158,447	168,838	139,619
Noninterest income
Service charges on deposit accounts	7,231	7,376	7,501
Credit and debit card fees	16,298	16,376	14,850
Other service charges and fees	9,162	9,185	9,654
Trust and investment services income	9,614	9,023	8,883
Bank-owned life insurance	5,120	2,865	(417)
Other	1,598	3,326	909
Total noninterest income	49,023	48,151	41,380
Noninterest expense
Salaries and employee benefits	56,032	49,629	48,226
Contracted services and professional fees	16,313	17,638	17,147
Occupancy	7,782	8,175	7,410
Equipment	9,736	9,984	5,977
Regulatory assessment and fees	3,836	2,591	2,224
Advertising and marketing	1,994	2,072	2,028
Card rewards program	8,085	8,681	6,883
Other	14,789	15,152	14,147
Total noninterest expense	118,567	113,922	104,042
Income before provision for income taxes	88,903	103,067	76,957
Provision for income taxes	22,085	23,479	19,238
Net income	$66,818	$79,588	$57,719
Basic earnings per share	$0.52	$0.62	$0.45
Diluted earnings per share	$0.52	$0.62	$0.45
Basic weighted-average outstanding shares	127,453,820	127,356,795	127,556,242
Diluted weighted-average outstanding shares	128,033,812	127,894,773	128,121,126

Consolidated Balance Sheets	Table 3
	March 31,	December 31,	March 31,
(dollars in thousands)	2023	2022	2022
Assets
Cash and due from banks	$253,705	$297,502	$274,022
Interest-bearing deposits in other banks	611,887	229,122	1,352,138
Investment securities:
Available-for-sale, at fair value (amortized cost: $3,427,708 as of March 31, 2023, $3,549,599 as of December 31, 2022 and $8,733,170 as of March 31, 2022)	3,054,280	3,151,133	8,062,384
Held-to-maturity, at amortized cost (fair value: $3,824,478 as of March 31, 2023, $3,814,822 as of December 31, 2022 and nil as of March 31, 2022)	4,261,361	4,320,639	—
Loans and leases	14,221,272	14,092,012	12,891,743
Less: allowance for credit losses	147,122	143,900	150,280
Net loans and leases	14,074,150	13,948,112	12,741,463

Premises and equipment, net	278,121	280,355	315,766
Other real estate owned and repossessed personal property	91	91	—
Accrued interest receivable	79,200	78,194	61,561
Bank-owned life insurance	473,255	473,067	471,401
Goodwill	995,492	995,492	995,492
Mortgage servicing rights	6,299	6,562	7,650
Other assets	796,366	796,954	760,843
Total assets	$24,884,207	$24,577,223	$25,042,720
Liabilities and Stockholders' Equity
Deposits:
Interest-bearing	$12,579,155	$12,824,383	$12,504,821
Noninterest-bearing	8,702,345	8,864,646	9,765,609
Total deposits	21,281,500	21,689,029	22,270,430
Short-term borrowings	250,000	75,000	—
Long-term borrowings	500,000	—	—
Retirement benefits payable	101,622	102,577	134,323
Other liabilities	422,073	441,612	352,818
Total liabilities	22,555,195	22,308,218	22,757,571

Stockholders' equity
Common stock ($0.01 par value; authorized 300,000,000 shares; issued/outstanding: 141,291,086 / 127,573,680 shares as of March 31, 2023, issued/outstanding: 140,963,918 / 127,363,327 shares as of December 31, 2022 and issued/outstanding: 140,875,595 / 127,686,307 shares as of March 31, 2022)	1,413	1,410	1,409
Additional paid-in capital	2,540,653	2,538,336	2,530,795
Retained earnings	769,791	736,544	628,642
Accumulated other comprehensive loss, net	(611,679)	(639,254)	(517,502)
Treasury stock (13,717,406 shares as of March 31, 2023, 13,600,591 shares as of December 31, 2022 and 13,189,288 shares as of March 31, 2022)	(371,166)	(368,031)	(358,195)
Total stockholders' equity	2,329,012	2,269,005	2,285,149
Total liabilities and stockholders' equity	$24,884,207	$24,577,223	$25,042,720

Average Balances and Interest Rates									Table 4
	Three Months Ended			Three Months Ended			Three Months Ended
	March 31, 2023			December 31, 2022			March 31, 2022
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$299.6	$3.4	4.60%	$321.3	$2.9	3.64%	$1,138.3	$0.6	0.20%
Available-for-Sale Investment Securities
Taxable	3,081.4	18.4	2.39	3,180.8	18.3	2.30	7,800.3	29.2	1.50
Non-Taxable	31.1	0.4	5.55	37.9	0.5	5.42	636.7	3.6	2.32
Held-to-Maturity Investment Securities
Taxable	3,683.8	15.7	1.70	3,754.9	15.8	1.69	—	—	—
Non-Taxable	612.2	4.1	2.74	613.4	4.2	2.69	—	—	—
Total Investment Securities	7,408.5	38.6	2.09	7,587.0	38.8	2.04	8,437.0	32.8	1.56
Loans Held for Sale	0.1	—	5.53	0.1	—	6.50	1.2	—	2.02
Loans and Leases(1)
Commercial and industrial	2,192.9	32.4	5.98	2,126.3	28.1	5.24	1,973.1	14.6	3.01
Commercial real estate	4,105.7	58.3	5.76	4,116.8	53.9	5.19	3,632.2	25.8	2.88
Construction	873.9	14.7	6.83	804.4	11.8	5.83	766.9	5.7	3.03
Residential:
Residential mortgage	4,307.0	38.4	3.57	4,280.6	38.1	3.56	4,111.0	34.8	3.38
Home equity line	1,074.9	8.7	3.27	1,029.7	8.1	3.10	891.6	5.5	2.48
Consumer	1,213.5	17.2	5.75	1,220.9	17.1	5.55	1,218.6	15.6	5.19
Lease financing	311.4	3.1	4.10	297.4	2.9	3.92	226.2	1.9	3.42
Total Loans and Leases	14,079.3	172.8	4.96	13,876.1	160.0	4.58	12,819.6	103.9	3.27
Other Earning Assets	85.8	0.2	0.76	71.6	0.2	0.80	67.1	0.2	1.31
Total Earning Assets(2)	21,873.3	215.0	3.97	21,856.1	201.9	3.67	22,463.2	137.5	2.47
Cash and Due from Banks	286.1			286.4			292.1
Other Assets	2,388.7			2,433.1			2,325.2
Total Assets	$24,548.1			$24,575.6			$25,080.5

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,354.3	$13.9	0.89%	$6,455.5	$10.3	0.63%	6,668.4	$0.5	0.03%
Money Market	3,853.5	14.3	1.50	4,012.9	9.8	0.97	4,048.9	0.5	0.05
Time	2,515.6	15.1	2.44	2,163.2	8.1	1.48	1,748.5	1.7	0.39
Total Interest-Bearing Deposits	12,723.4	43.3	1.38	12,631.6	28.2	0.89	12,465.8	2.7	0.09
Federal Funds Purchased	67.1	0.7	4.43	45.5	0.5	4.09	—	—	—
Other Short-Term Borrowings	52.8	0.7	5.02	—	—	—	—	—	—
Long-Term Borrowings	105.5	1.2	4.52	—	—	—	—	—	—
Other Interest-Bearing Liabilities	42.8	0.4	4.27	—	—	—	—	—	—
Total Interest-Bearing Liabilities	12,991.6	46.3	1.45	12,677.1	28.7	0.90	12,465.8	2.7	0.09
Net Interest Income		$168.7			$173.2			$134.8
Interest Rate Spread			2.52%			2.77%			2.38%
Net Interest Margin			3.11%			3.15%			2.42%
Noninterest-Bearing Demand Deposits	8,745.2			9,093.6			9,495.0
Other Liabilities	511.9			591.9			571.8
Stockholders' Equity	2,299.4			2,213.0			2,547.9
Total Liabilities and Stockholders' Equity	$24,548.1			$24,575.6			$25,080.5

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $1.4 million, $1.4 million and $1.0 million for the three months ended March 31, 2023, December 31, 2022 and March 31, 2022, respectively.

Analysis of Change in Net Interest Income			Table 5
	Three Months Ended March 31, 2023
	Compared to December 31, 2022
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$(0.2)	$0.7	$0.5
Available-for-Sale Investment Securities
Taxable	(0.6)	0.7	0.1
Non-Taxable	(0.1)	—	(0.1)
Held-to-Maturity Investment Securities
Taxable	(0.2)	0.1	(0.1)
Non-Taxable	(0.1)	—	(0.1)
Total Investment Securities	(1.0)	0.8	(0.2)
Loans and Leases
Commercial and industrial	0.8	3.5	4.3
Commercial real estate	(0.2)	4.6	4.4
Construction	1.0	1.9	2.9
Residential:
Residential mortgage	0.2	0.1	0.3
Home equity line	0.3	0.3	0.6
Consumer	(0.2)	0.3	0.1
Lease financing	0.1	0.1	0.2
Total Loans and Leases	2.0	10.8	12.8
Total Change in Interest Income	0.8	12.3	13.1

Change in Interest Expense:
Interest-Bearing Deposits
Savings	(0.2)	3.8	3.6
Money Market	(0.4)	4.9	4.5
Time	1.4	5.6	7.0
Total Interest-Bearing Deposits	0.8	14.3	15.1
Federal Funds Purchased	0.2	—	0.2
Other Short-Term Borrowings	0.7	—	0.7
Long-Term Borrowings	1.2	—	1.2
Other Interest-Bearing Liabilities	0.4	—	0.4
Total Change in Interest Expense	3.3	14.3	17.6
Change in Net Interest Income	$(2.5)	$(2.0)	$(4.5)

Analysis of Change in Net Interest Income			Table 6
	Three Months Ended March 31, 2023
	Compared to March 31, 2022
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$(0.7)	$3.5	$2.8
Available-for-Sale Investment Securities
Taxable	(23.0)	12.2	(10.8)
Non-Taxable	(5.5)	2.3	(3.2)
Held-to-Maturity Investment Securities
Taxable	15.7	—	15.7
Non-Taxable	4.1	—	4.1
Total Investment Securities	(8.7)	14.5	5.8
Loans and Leases
Commercial and industrial	1.8	16.0	17.8
Commercial real estate	3.7	28.8	32.5
Construction	0.9	8.1	9.0
Residential:
Residential mortgage	1.7	1.9	3.6
Home equity line	1.3	1.9	3.2
Consumer	(0.1)	1.7	1.6
Lease financing	0.8	0.4	1.2
Total Loans and Leases	10.1	58.8	68.9
Other Earning Assets	0.1	(0.1)	—
Total Change in Interest Income	0.8	76.7	77.5

Change in Interest Expense:
Interest-Bearing Deposits
Savings	—	13.4	13.4
Money Market	—	13.8	13.8
Time	1.0	12.4	13.4
Total Interest-Bearing Deposits	1.0	39.6	40.6
Federal Funds Purchased	0.7	—	0.7
Other Short-Term Borrowings	0.7	—	0.7
Long-Term Borrowings	1.2	—	1.2
Other Interest-Bearing Liabilities	0.4	—	0.4
Total Change in Interest Expense	4.0	39.6	43.6
Change in Net Interest Income	$(3.2)	$37.1	$33.9

Loans and Leases			Table 7
	March 31,	December 31,	March 31,
(dollars in thousands)	2023	2022	2022
Commercial and industrial:
Commercial and industrial excluding Paycheck Protection Program loans	$2,254,506	$2,217,604	$1,817,346
Paycheck Protection Program loans	13,826	18,293	106,188
Total commercial and industrial	2,268,332	2,235,897	1,923,534
Commercial real estate	4,106,200	4,132,309	3,759,980
Construction	913,959	844,643	708,300
Residential:
Residential mortgage	4,318,742	4,302,788	4,153,824
Home equity line	1,095,365	1,055,351	918,101
Total residential	5,414,107	5,358,139	5,071,925
Consumer	1,191,552	1,222,934	1,204,834
Lease financing	327,122	298,090	223,170
Total loans and leases	$14,221,272	$14,092,012	$12,891,743

Deposits			Table 8
	March 31,	December 31,	March 31,
(dollars in thousands)	2023	2022	2022
Demand	$8,702,345	$8,864,646	$9,765,609
Savings	6,173,398	6,382,910	6,812,758
Money Market	3,818,355	3,965,423	3,990,225
Time	2,587,402	2,476,050	1,701,838
Total Deposits	$21,281,500	$21,689,029	$22,270,430

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More			Table 9
	March 31,	December 31,	March 31,
(dollars in thousands)	2023	2022	2022
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial Loans:
Commercial and industrial	$1,158	$1,215	$707
Commercial real estate	727	727	727
Lease financing	—	—	75
Total Commercial Loans	1,885	1,942	1,509
Residential Loans:
Residential mortgage	6,896	6,166	7,092
Home equity line	4,903	3,797	—
Total Residential Loans	11,799	9,963	7,092
Total Non-Accrual Loans and Leases	13,684	11,905	8,601
Other Real Estate Owned	91	91	—
Total Non-Performing Assets	$13,775	$11,996	$8,601

Accruing Loans and Leases Past Due 90 Days or More
Commercial Loans:
Commercial and industrial	$461	$291	$591
Commercial real estate	1,346	—	—
Construction	102	—	—
Total Commercial Loans	1,909	291	591
Residential Loans:
Residential mortgage	58	58	13
Home equity line	—	—	2,252
Total Residential Loans	58	58	2,265
Consumer	2,502	2,885	1,588
Total Accruing Loans and Leases Past Due 90 Days or More	$4,469	$3,234	$4,444

Total Loans and Leases	$14,221,272	$14,092,012	$12,891,743

Allowance for Credit Losses and Reserve for Unfunded Commitments	Table 10
	For the Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2023	2022	2022
Balance at Beginning of Period	$177,735	$178,304	$187,584
Loans and Leases Charged-Off
Commercial and industrial	(791)	(735)	(706)
Residential Loans:
Residential mortgage	(122)	(102)	—
Home equity line	(135)	(12)	(43)
Total Residential Loans	(257)	(114)	(43)
Consumer	(4,782)	(5,094)	(4,109)
Total Loans and Leases Charged-Off	(5,830)	(5,943)	(4,858)
Recoveries on Loans and Leases Previously Charged-Off
Commercial Loans:
Commercial and industrial	246	303	53
Commercial real estate	—	—	14
Total Commercial Loans	246	303	67
Residential Loans:
Residential mortgage	27	173	16
Home equity line	177	138	28
Total Residential Loans	204	311	44
Consumer	2,166	1,804	2,148
Total Recoveries on Loans and Leases Previously Charged-Off	2,616	2,418	2,259
Net Loans and Leases Charged-Off	(3,214)	(3,525)	(2,599)
Provision for Credit Losses	8,800	2,956	(5,747)
Balance at End of Period	$183,321	$177,735	$179,238
Components:
Allowance for Credit Losses	$147,122	$143,900	$150,280
Reserve for Unfunded Commitments	36,199	33,835	28,958
Total Allowance for Credit Losses and Reserve for Unfunded Commitments	$183,321	$177,735	$179,238
Average Loans and Leases Outstanding	$14,079,337	$13,876,136	$12,819,612
Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding(1)	0.09%	0.10%	0.08%
Ratio of Allowance for Credit Losses for Loans and Leases to Loans and Leases Outstanding	1.03%	1.02%	1.17%
Ratio of Allowance for Credit Losses for Loans and Leases to Non-accrual Loans and Leases	10.75x	12.09x	17.47x

(1)	Annualized for the three months ended March 31, 2023, December 31, 2022 and March 31, 2022.

Loans and Leases by Year of Origination and Credit Quality Indicator									Table 11
								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
							Amortized	Amortized
(dollars in thousands)	2023	2022	2021	2020	2019	Prior	Cost Basis	Cost Basis	Total
Commercial Lending
Commercial and Industrial
Risk rating:
Pass	$66,587	$338,534	$412,459	$48,560	$167,698	$178,991	$921,651	$13,566	$2,148,046
Special Mention	152	16,591	202	994	2,526	1,548	2,557	283	24,853
Substandard	—	594	274	1,058	958	1,422	11,043	41	15,390
Other (1)	5,223	14,426	6,965	3,780	3,312	2,287	44,050	—	80,043
Total Commercial and Industrial	71,962	370,145	419,900	54,392	174,494	184,248	979,301	13,890	2,268,332
Current period gross charge-offs	—	60	—	—	20	711	—	—	791

Commercial Real Estate
Risk rating:
Pass	105,554	880,292	661,523	321,162	521,596	1,533,711	56,034	—	4,079,872
Special Mention	—	163	—	551	7,031	11,490	659	—	19,894
Substandard	—	—	—	172	—	5,808	305	—	6,285
Other (1)	—	—	—	—	—	149	—	—	149
Total Commercial Real Estate	105,554	880,455	661,523	321,885	528,627	1,551,158	56,998	—	4,106,200
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Construction
Risk rating:
Pass	15,219	152,263	333,608	89,515	103,855	141,243	20,349	—	856,052
Special Mention	—	—	—	—	213	—	—	—	213
Substandard	—	—	—	—	—	486	—	—	486
Other (1)	817	29,615	16,206	2,991	2,160	4,478	941	—	57,208
Total Construction	16,036	181,878	349,814	92,506	106,228	146,207	21,290	—	913,959
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Lease Financing
Risk rating:
Pass	51,664	99,102	22,653	42,081	37,333	72,254	—	—	325,087
Special Mention	—	—	388	82	—	—	—	—	470
Substandard	—	—	—	184	9	1,372	—	—	1,565
Total Lease Financing	51,664	99,102	23,041	42,347	37,342	73,626	—	—	327,122
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Total Commercial Lending	$245,216	$1,531,580	$1,454,278	$511,130	$846,691	$1,955,239	$1,057,589	$13,890	$7,615,613
Current period gross charge-offs	$—	$60	$—	$—	$20	$711	$—	$—	$791

								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
(continued)							Amortized	Amortized
(dollars in thousands)	2023	2022	2021	2020	2019	Prior	Cost Basis	Cost Basis	Total
Residential Lending
Residential Mortgage
FICO:
740 and greater	$61,686	$550,291	$1,044,555	$546,035	$235,535	$1,057,166	$—	$—	$3,495,268
680 - 739	11,937	75,088	118,790	86,202	35,379	145,363	—	—	472,759
620 - 679	2,776	11,464	17,424	9,946	9,243	36,678	—	—	87,531
550 - 619	—	2,613	2,865	2,447	825	12,487	—	—	21,237
Less than 550	—	530	2,445	1,498	275	7,276	—	—	12,024
No Score (3)	4,909	19,766	14,573	6,773	10,494	61,168	—	—	117,683
Other (2)	4,425	18,205	18,013	13,511	9,064	35,164	13,306	552	112,240
Total Residential Mortgage	85,733	677,957	1,218,665	666,412	300,815	1,355,302	13,306	552	4,318,742
Current period gross charge-offs	—	—	—	—	—	122	—	—	122

Home Equity Line
FICO:
740 and greater	—	—	—	—	—	—	824,038	1,304	825,342
680 - 739	—	—	—	—	—	—	190,187	2,440	192,627
620 - 679	—	—	—	—	—	—	52,239	1,728	53,967
550 - 619	—	—	—	—	—	—	12,734	1,566	14,300
Less than 550	—	—	—	—	—	—	5,370	661	6,031
No Score (3)	—	—	—	—	—	—	3,098	—	3,098
Total Home Equity Line	—	—	—	—	—	—	1,087,666	7,699	1,095,365
Current period gross charge-offs	—	—	—	—	—	—	116	19	135

Total Residential Lending	$85,733	$677,957	$1,218,665	$666,412	$300,815	$1,355,302	$1,100,972	$8,251	$5,414,107
Current period gross charge-offs	$—	$—	$—	$—	$—	$122	$116	$19	$257

Consumer Lending
FICO:
740 and greater	40,337	158,451	96,174	46,618	37,211	24,636	114,058	161	517,646
680 - 739	23,366	97,741	56,306	29,741	24,169	15,970	70,708	441	318,442
620 - 679	7,022	44,839	26,924	12,728	14,484	11,731	33,772	860	152,360
550 - 619	750	10,172	9,698	6,475	7,647	7,519	11,937	855	55,053
Less than 550	122	4,446	5,400	4,078	4,951	4,518	4,329	526	28,370
No Score (3)	866	2,376	8	—	16	36	36,396	167	39,865
Other (2)	76	1,588	4,060	348	1,136	—	72,608	—	79,816
Total Consumer Lending	$72,539	$319,613	$198,570	$99,988	$89,614	$64,410	$343,808	$3,010	$1,191,552
Current period gross charge-offs	$—	$635	$681	$312	$614	$867	$1,471	$202	$4,782

Total Loans and Leases	$403,488	$2,529,150	$2,871,513	$1,277,530	$1,237,120	$3,374,951	$2,502,369	$25,151	$14,221,272
Current period gross charge-offs	$—	$695	$681	$312	$634	$1,700	$1,587	$221	$5,830

(1)	Other credit quality indicators used for monitoring purposes are primarily FICO scores. The majority of the loans in this population were originated to borrowers with a prime FICO score.
(2)	Other credit quality indicators used for monitoring purposes are primarily internal risk ratings. The majority of the loans in this population were graded with a “Pass” rating.
(3)	No FICO scores are primarily related to loans and leases extended to non-residents. Loans and leases of this nature are primarily secured by collateral and/or are closely monitored for performance.

GAAP to Non-GAAP Reconciliation	Table 12
	For the Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2023	2022	2022
Income Statement Data:
Net income	$66,818	$79,588	$57,719

Average total stockholders' equity	$2,299,422	$2,213,030	$2,547,865
Less: average goodwill	995,492	995,492	995,492
Average tangible stockholders' equity	$1,303,930	$1,217,538	$1,552,373

Average total assets	$24,548,124	$24,575,648	$25,080,453
Less: average goodwill	995,492	995,492	995,492
Average tangible assets	$23,552,632	$23,580,156	$24,084,961

Return on average total stockholders' equity(1)	11.78%	14.27%	9.19%
Return on average tangible stockholders' equity (non-GAAP)(1)	20.78%	25.93%	15.08%

Return on average total assets(1)	1.10%	1.28%	0.93%
Return on average tangible assets (non-GAAP)(1)	1.15%	1.34%	0.97%

	As of	As of	As of
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2023	2022	2022
Balance Sheet Data:
Total stockholders' equity	$2,329,012	$2,269,005	$2,285,149
Less: goodwill	995,492	995,492	995,492
Tangible stockholders' equity	$1,333,520	$1,273,513	$1,289,657

Total assets	$24,884,207	$24,577,223	$25,042,720
Less: goodwill	995,492	995,492	995,492
Tangible assets	$23,888,715	$23,581,731	$24,047,228

Shares outstanding	127,573,680	127,363,327	127,686,307

Total stockholders' equity to total assets	9.36%	9.23%	9.13%
Tangible stockholders' equity to tangible assets (non-GAAP)	5.58%	5.40%	5.36%

Book value per share	$18.26	$17.82	$17.90
Tangible book value per share (non-GAAP)	$10.45	$10.00	$10.10

(1)	Annualized for the three months ended March 31, 2023, December 31, 2022 and March 31, 2022.